Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The following table presents domestic and foreign components of (loss) income before income taxes for the periods presented:

	Year Ended December 31,
	2017	2018	2019
	(in thousands)
United States	$(117,715)	$(52,029)	$2,773
Foreign	540	50,584	2,759
Total (loss) income before income taxes	$(117,175)	$(1,445)	$5,532

The components of the (benefit) provision for income taxes consisted of the following:

	Year Ended December 31,
	2017	2018	2019
Current:	(in thousands)
U.S. federal	$319	$(4,000)	$1,409
State	2,610	2,772	2,776
Foreign	2,597	5,420	3,025
Total current provision	5,526	4,192	7,210
Deferred:
U.S. federal	(36,854)	(4,671)	10,505
State	(3,243)	236	(913)
Foreign	9,377	10,435	(1,848)
Change in valuation allowance	7,913	(16,438)	2,925
Total deferred (benefit) provision	(22,807)	(10,438)	10,669
Total (benefit) provision	$(17,281)	$(6,246)	$17,879

The income tax expense for the year ended December 31, 2019 was primarily attributable to a $10.6 million federal and state deferred tax expense, a foreign deferred tax expense of $0.1 million, a federal and state current income tax expense of $4.2 million, and foreign current tax expense of $3.0 million. This aggregate tax expense of $17.9 million includes $1.4 million of reserves provided for unrecognized tax benefits.
The income tax benefit for the year ended December 31, 2018 was primarily attributable to a $9.6 million federal and state deferred tax benefit, a foreign deferred tax benefit of $0.8 million, and a federal and state current income tax benefit of $1.3 million, offset by foreign current tax expense of $5.4 million. This aggregate tax benefit of $6.2 million includes $2.2 million of reserves provided for unrecognized tax benefits.
The income tax benefit for the year ended December 31, 2017 was primarily attributable to a federal and state deferred tax benefit of $21.8 million (which includes a $16.9 million tax benefit pertaining to the federal tax rate change as a result of the Tax Cut and Jobs Act of 2017 and the identification and recognition of $1.2 million of U.S. federal and state tax credits) and a foreign deferred tax benefit of $1.0 million, offset by a provision for federal and state current income taxes of $2.9 million and foreign current tax expense of $2.6 million. This aggregate tax benefit of $17.3 million includes $1.1 million of reserves provided for unrecognized tax benefits.
The following table presents a reconciliation of the Company's income tax (benefit) expense based on statutory income tax rates and the actual income tax (benefit) expense, for the periods presented:

	Year Ended December 31,
	2017	2018	2019
	(in thousands)
U.S. federal taxes at statutory rate	$(40,973)	$(303)	$582
State income taxes, net of federal benefit	(749)	265	1,981
Non-deductible stock-based compensation	9,265	3,906	8,358
Goodwill related	—	—	4,242
Non-deductible transaction costs	—	1,538	—
Non-taxable loss on redemption of equity interest	—	9,230	—
Credits	(1,247)	(5,659)	(4,484)
Foreign rate differential	(1,404)	369	(484)
Change in valuation allowance—U.S.	18,777	(5,199)	985
Change in valuation allowance—foreign	(10,864)	(11,239)	1,940
Rate change	(8,809)	694	30
Foreign attribute - write-off	9,261	—	—
Uncertain tax positions	1,129	2,195	1,367
Permanent differences and other	8,333	(2,043)	3,362
Total (benefit) expense	$(17,281)	$(6,246)	$17,879

The (benefit) expense for income taxes shown on the consolidated statements of operations and other comprehensive income (loss) differs considerably from amounts that would result from applying the statutory tax rates to income before taxes primarily because of U.S. net operating losses historically incurred, which offset federal income taxes, but do not fully offset state or foreign income taxes. In addition, acquisitions and the recent changes in U.S. tax law that limit the deductibility of interest expenses have impacted the calculation of deferred tax liabilities and created variability in deferred income tax benefit from period to period. Lastly, the Company provides a valuation allowance against most of its deferred tax assets, which prevents recognition of certain deferred tax assets and results in further variability in deferred income tax benefit from period to period.
The significant components of the Company’s deferred income tax assets and liabilities are as follows:

	As of December 31,
	2018	2019
	(in thousands)
Deferred income tax assets:
Net operating loss carry-forward	$39,765	$15,806
Credit carry-forward	33,526	37,373
Interest expense limitation carry-forward	14,711	28,131
Deferred compensation	179	134
Deferred revenue	3,752	—
Other reserves	2,549	—
Stock-based compensation	11,673	7,891
Operating lease	—	23,812
Other, net	977	—
Total deferred income tax assets	107,132	113,147
Deferred income tax liabilities:
Purchased intangible assets	(29,855)	(11,049)
Goodwill	(35,400)	(43,075)
Property and equipment	(11,183)	(12,000)
Operating lease	—	(21,729)
Deferred revenue	—	(553)
Other reserves	—	(736)
Other	—	(962)
Total deferred income tax liabilities	(76,438)	(90,104)
Valuation allowance	(47,151)	(50,076)
Net deferred income tax liabilities	$(16,457)	$(27,033)

The Company regularly assesses its ability to realize its deferred tax assets. Assessing the realization of deferred tax assets requires significant management judgment. In determining whether its deferred tax assets are more likely than not realizable, the Company evaluated all available positive and negative evidence, and weighted the evidence based on its objectivity. Evidence the Company considered included:

•	Net Operating Losses ("NOL") incurred from the Company's inception to December 31, 2019

•	Expiration of various federal and state tax attributes

•	Reversals of existing temporary differences

•	Composition and cumulative amounts of existing temporary differences, and

•	Forecasted profit before tax
The Company assessed its ability to realize its U.S. deferred tax assets as of December 31, 2019 and determined that it was more likely than not that the Company would not realize $44.1 million of net deferred tax assets. The Company assessed its ability to realize its foreign deferred tax assets as of December 31, 2019 and determined that it was more likely than not that the Company would not realize $6.0 million of net deferred tax assets, of which $3.5 million is in the Netherlands, $1.5 million in Brazil, and $1.0 million in various other foreign jurisdictions.
As of December 31, 2019, the Company recorded the following tax attributes available to be carried forward:

Jurisdiction	Amount	Year Loss Carry-forwards Expire
	(in millions)
Domestic
Federal	$26.9	2037
State	78.0	various dates through 2039
Foreign
China	0.9	2021
Brazil	4.4	indefinite
Netherlands	12.4	2022
India	0.6	2022
Singapore	0.4	indefinite
Total NOL carry-forwards	$123.6

Domestic
Federal	$25.2	2034
State	15.5	various dates
Total tax credit carry-forwards	$40.7

Total tax attributes available	$164.3

Due to provisions of the Tax Cuts and Jobs Act of 2017, the Company has a carry-forward of disallowed interest expense of $114.9 million, which has an indefinite carry-forward period.
Utilization of the NOL carry-forwards may be subject to an annual limitation due to the ownership percentage change limitations under Section 382 of the Internal Revenue Code (“Section 382 limitation”). Ownership changes can limit the amount of net operating loss and other tax attributes that a company can use each year to offset future taxable income and taxes payable. In connection with a change in control in 2011, the Company was subject to Section 382 annual limitation of $77.1 million, which was in excess of the actual NOLs available. Therefore, these NOLs were not impacted by this limitation. The Company performed additional Section 382 analysis following its IPO during the year ended December 31, 2013, and after additional offerings of its common stock during the years ended December 31, 2014 and 2015, and determined that no additional Section 382 limitations applied. The acquisition of Constant Contact during the year ended December 31, 2016 was considered a change of control under Section 382 for Constant Contact, however, the amount of the limitation exceeded the amount of NOLs and other tax attributes available at the time of the acquisition, therefore, these NOLs and tax attributes were not adversely impacted by these limitations. As a result, all unused NOL carry-forwards at December 31, 2019 are available for future use to offset taxable income.
The Company recognizes, in its consolidated financial statements, the effect of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. The Company has unrecognized tax benefits for uncertain tax positions of $4.4 million and $4.7 million at December 31, 2018 and 2019, respectively, that would affect its effective tax rate. The Company records interest related to unrecognized tax benefits in interest expense and penalties in operating expense. The Company recognized $0.1 million, $0.4 million and $0.5 million in interest and penalties related to unrecognized tax benefits during the years ended December 31, 2017, 2018 and 2019, respectively.
The Company does not expect a significant change in the liability for unrecognized tax benefits in the next 12 months.
The following table presents a reconciliation of the total amounts of unrecognized tax benefits:

	For the Year Ended December 31,
	2017	2018	2019
	(in thousands)
Unrecognized tax benefits at the beginning of the year	$—	$1,129	$4,381
Additions for tax positions of prior years	734	887	493
Reductions for tax positions of prior years	—	$—	(1,057)
Additions for tax positions of current year	395	2,365	881
Statute of limitation	—	—	(7)
Unrecognized tax benefits at the end of the year	$1,129	$4,381	$4,691

The Company conducts business globally and, as a result, its subsidiaries file income tax returns in U.S. federal and state jurisdictions and various foreign jurisdictions. In the normal course of business, the Company may be subject to examination by taxing authorities throughout the world, including such major jurisdictions as Brazil, India, the United Kingdom, the Netherlands and the United States.
In the normal course of business, the Company is subject to examination by tax authorities throughout the world. Since the Company is in a loss carry-forward position, the Company is generally subject to U.S. federal and state income tax examinations by tax authorities for all years for which a loss carry-forward is utilized. The Company's Constant Contact subsidiary was under an Internal Revenue Service audit in the United States for the periods ended December 31, 2015 and February 9, 2016 (short period), which is now concluded. The adjustments resulting from the audit were immaterial. Several of the Company's U.S. subsidiaries are under income tax examinations in various states for tax years 2011 to 2018. Certain of its subsidiaries are under tax audits in India for fiscal years ended March 31, 2015, 2016, 2017 and 2018, and one of its Israel subsidiaries is under audit for the fiscal years ended December 31, 2012, 2013, 2014, 2015, 2016 and 2017. At this time, the Company does not expect material changes as a result of the audits.
The statute of limitations in the Company’s other tax jurisdictions, in the United Kingdom and Brazil, remains open for various periods between 2014 and the present. However, carry-forward attributes from prior years may still be adjusted upon examination by tax authorities if they are used in an open period.
Tax Cuts and Jobs Act
On December 22, 2017, the United States enacted tax reform legislation through the Tax Cuts and Jobs Act, which significantly changed the existing U.S. tax laws, including a reduction in the corporate tax rate from 35% to 21%, a limitation on the deductibility of interest expenses, a move from a worldwide tax system to a territorial system, as well as other changes. As a result of enactment of the legislation, the Company incurred an additional one-time income tax benefit on the re-measurement of certain deferred tax assets and liabilities in the amount of $16.9 million. The legislation also introduced substantial international tax reform that moves the U.S. toward a territorial system, in which income earned in other countries will generally not be subject to U.S. taxation. The accumulated foreign earnings of U.S. shareholders of certain foreign corporations will be subject to a one-time transition tax. Amounts held in cash or cash equivalents will be subject to a 15.5% tax, while amounts held in illiquid assets will be subject to an eight percent tax. Due to an accumulated deficit in the undistributed earnings of its foreign subsidiaries, the one-time transition tax will not apply to the Company.
Permanent Reinvestment of Foreign Earnings
As of December 31, 2019, the cumulative amount of undistributed earnings of the Company's foreign subsidiaries amounted to $14.8 million. The Company has not provided U.S. taxes on these undistributed earnings of its foreign subsidiaries that it considers indefinitely reinvested. This indefinite reinvestment determination is based on the future operational and capital requirements of the Company's domestic and foreign operations. The Company expects that the cash held by its foreign subsidiaries of $28.9 million will continue to be used for its foreign operations and therefore does not anticipate repatriating these funds.
Included within the Tax Cuts and Jobs Act of 2017 were changes to Subpart F rules and a requirement for taxation of the aggregate net unrepatriated foreign earnings accumulated before January 1, 2018. These changes did not impact the Company in 2017 and the Company does not expect the Subpart F changes to have a material impact in the future. Except for Subpart F income, the Company has not provided taxes for the remaining $14.8 million of undistributed earnings of its profitable foreign subsidiaries because the Company plans to keep these amounts permanently reinvested overseas except for instances where it can remit such earnings to the U.S. without an associated net tax cost. If the Company decides to repatriate the foreign earnings, it would need to adjust its income tax provision in the period it determines that the earnings will no longer be indefinitely invested outside the United States. Due to the timing and circumstances of repatriation of such earnings, if any, it is not practicable to determine the unrecognized deferred tax liability relating to such amounts.